                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 March 29, 2000
                              ____________________

                Date of Report (Date of earliest event reported)

                            APPLIED MATERIALS, INC.
                              ____________________

             (Exact name of registrant as specified in its charter)

Delaware                            0-6920                       94-1655526
_______________                 _______________              __________________
(State or other                 (Commission                  (I.R.S. Employer
jurisdiction of                 File number)                 Identification No.)
incorporation)


                               3050 Bowers Avenue
                             Santa Clara, CA  95054
                              ____________________

                    (Address of principal executive offices)

                                 (408) 727-5555
                              ____________________

              (Registrant's telephone number, including area code)

                                 Not applicable
                              ____________________
         (Former name or former address, if changed since last report)
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Item 2.    Acquisition or Disposition of Assets.

     On March 29, 2000, Applied Materials, Inc. ("Applied Materials") completed its acquisition of Etec Systems, Inc. ("Etec") in a stock-for-stock transaction. Pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement"), dated as of January 12, 2000, by and among Applied Materials, Etec and Boston Acquisition Sub, Inc. ("Merger Sub"), a wholly-owned subsidiary of Applied Materials, Merger Sub was merged with and into Etec ("the Merger"), with Etec being the surviving corporation. As a result of the Merger, Etec became a wholly-owned subsidiary of Applied Materials. In connection with the Merger: (a) each outstanding share of Etec common stock will be exchanged for 1.298 shares of Applied Materials common stock (or 0.649 of a share of Applied Materials common stock on a pre-stock dividend basis), resulting in the issuance of 32,908,578 shares of Applied Materials common stock for all outstanding shares of Etec common stock, and (b) all options to purchase shares of Etec common stock outstanding immediately prior to the consummation of the Merger were converted into options to purchase shares of Applied Materials common stock. The description contained in this Item 2 of the transactions consummated pursuant to the terms and conditions of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Report as Exhibit 2.1.

     The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is expected to be accounted for as a "pooling-of-interests." A copy of the press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1.

     Etec is a leader in patterning solutions for the semiconductor and electronics industries. Etec designs, develops, manufactures and markets electron and laser beam systems that produce high-precision masks, which are used to print circuit patterns onto semiconductor wafers.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (a)   Financial Statements

                 Not applicable.

           (b)   Pro Forma Financial Information

                 Not applicable.

           (c)   Exhibits

                 The following Exhibits are filed as part of this report:

                 Exhibit    Description
                 -------    -----------

                 2.1 Agreement and Plan of Reorganization, dated as of January 12, 2000, by and among Applied Materials, Inc., Boston Acquisition Sub, Inc. and Etec Systems, Inc. (incorporated herein by reference to Exhibit
                            2.1 to Applied Materials, Inc.'s Registration Statement on Form S-4 (No. 333-96427) filed
                            February 8, 2000, as amended).

                 99.1 Press Release of Applied Materials, Inc. dated March 29, 2000.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       APPLIED MATERIALS, INC.

Dated:  April 10, 2000                 By:  /s/ JOSEPH J. SWEENEY
                                       ---------------------------------------
                                       Joseph J. Sweeney
                                       Group Vice President
                                       Legal Affairs and Intellectual Property
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                              EXHIBIT INDEX

EXHIBIT
NUMBER  DESCRIPTION

2.1 Agreement and Plan of Reorganization, dated as of January 12, 2000, by and among Applied Materials, Inc., Boston Acquisition Sub, Inc. and Etec Systems, Inc. (incorporated herein by reference to Exhibit 2.1 to Applied Materials, Inc.'s Registration Statement on Form S-4 (No. 333-96427) filed February 8, 2000, as amended).

99.1    Press Release of Applied Materials, Inc. dated March 29, 2000.